Exhibit 10.23

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

This document is an English translation of a document prepared in German. In preparing this document, an attempt has been made to translate as literally as possible without jeopardizing the overall continuity of the text. Inevitably, however, differences may occur in translation and if they do, the German text will govern by law.

In this translation, German legal concepts are expressed in English terms and not in their original German terms. The concepts concerned may not be identical to concepts described by the English terms as such terms may be understood under the laws of other jurisdictions.

2nd Additional Agreement

to the

Sublease of 12.12.2012/14.01.2013

(hereinafter referred to as the “2nd Additional Agreement”)

between

University Medical Center of Johannes Gutenberg-Universität Mainz,

55131 Mainz, Langenbeckstraße 1,

represented by

the Chairperson and Medical Chairperson [***],

the Academic Chairperson, (Univ.) [***], and

the Commercial Chairperson [***]

(hereinafter referred to as “Unimedizin”)

and

BioNTech AG,

55131 Mainz, An der Goldgrube 12,

represented by

the Chairperson [***]

(hereinafter referred to as “Sublessee” or “Biontech”)

(Unimedizin and the Sublessee are hereinafter also

referred to as the “Contracting Party” or the “Contracting Parties”)

concerning

Laboratory and administrative premises “An der Goldgrube 12” in 55131 Mainz.

On 12 December 2012/14 January 2013, Unimedizin and the Sublessee entered into a sublease concerning premises in the rental property with the address “An der Goldgrube 12” in “55131 Mainz” (hereinafter referred to as the “Sublease”).

In order to ascertain some lease agreements in the Sublease, on 09.07.2014 the Contracting Parties entered into a “1st Additional Agreement to the Sublease of 12.12.2012/14.01.2013” (hereinafter referred to as the “1st Additional Agreement”).

Moreover, Ganymed Pharmaceuticals AG (hereinafter referred to as “Ganymed”), which is also a sublessee of premises in the aforementioned rental property, with the consent of Unimedizin, sublet two of the spaces which it had rented from Unimedizin, by means of the “Sublease for Commercial Premises between Ganymed Pharmaceuticals AG and BioNTech AG” dated 27.01.2015 (hereinafter referred to as “GM – Biontech Sublease”) to the Sublessee/Biontech. The premises are Room No. 3-059 (surface area 12.61m2) and Room No. 3-062 (surface area 20.93m2).

In consultation with Unimedizin, the Sublessee/Biontech and Ganymed planned for further spaces in the aforementioned property currently rented by Ganymed to be rented to the Sublessee/Biontech. For this purpose, both the Sublessee (Biontech) and Ganymed shall adjust their respective subleases directly with Unimedizin. The two aforementioned premises (Room No. 3-059 and Room No. 3-062), subject of the Ganymed – Biontech Sublease, shall be rented directly to the Sublessee (Biontech) by Unimedizin at the same time as the adjustment of this Sublease and removed in the sublease between Unimedizin and Ganymed correspondingly. The Ganymed – Biontech Sublease shall automatically end at the time of the handover of the additional rental spaces to Biontech, which in turn takes place through the contract adjustment of the respective subleases of Ganymed and the Sublessee in relation to Unimedizin.

With this proviso, Unimedizin and the Sublessee, by means of this 2nd Additional Agreement, would like to change and respectively adjust the spaces and premises rented by the Sublessee in the aforementioned rental property as well as the rental cost, as agreed in the Sublease and in the 1st Additional Agreement, as of 01 May 2015.

1.

The actual rental spaces rented by the Sublessee within the meaning of Section 1 Point 1 of the Sublease, last modified by Points 2 and 4 respectively of the 1st Additional Agreement, shall henceforth, as of 01 May 2015, amount to:

Office spaces	1,037.00m	[2]
Laboratory spaces

• Laboratory shared	85.00m	[2]

• Laboratory spaces	3,044.00m	[2]

• Special laboratory animals	33.00m	[3]

Filing and storage spaces	182.00m	[2]
Filing and storage spaces shared	193.00m	[2]
Stable spaces	471.00m	[2]
Conference rooms	91.00m	[2]
Shared rental and circulation areas	496.00m	[2]
Parking spaces	48 spaces

The calculation of the rental spaces and the utilisation units of the rental space are derived from the “Area Overview (following amendment from May 2015)” drawn up by [***] (Ganymed) (appended to this Agreement as Appendix 1), and from the “Area Overview (grouped utilisation units ID) (following amendment from May 2015)”, also drawn up by [***] (appended to this Agreement as Appendix 2).

2.

Following an amendment to the extent of the rental spaces in accordance with Point 1 above, the monthly rental cost shall be calculated in accordance with Section 6 Point 1 of the Sublease, last modified by Point 3 and respectively Point 5 of the 1st Additional Agreement as of 01 May 2015 as follows:

Utilisation units	Price/m2	Area in m2		Price per utilisation unit
Office spaces	[***]	1,037.00m	[2]	[***]
Laboratory spaces

• Laboratory shared	[***]	85.00m	[2]	[***]

• Laboratory spaces	[***]	3,044.00m	[2]	[***]

• Special laboratory animals	[***]	33.00m	[2]	[***]

Filing and storage spaces	[***]	182.00m	[2]	[***]
Filing and storage spaces shared	[***]	193.00m	[2]	[***]
Stable spaces	[***]	471.00m	[2]	[***]
Conference rooms	[***]	91.00m	[2]	[***]
Shared rental and circulation areas	[***]	496.00m	[2]	[***]
Parking spaces	[***]	48 spaces		[***]
Subtotal				[***]
Surcharge 1%				[***]
Total monthly rent				[***]

3.

In accordance with Section 3 No. 2 of the Sublease, a report is to be drawn up concerning the handover and signed by both Contracting Parties. Given the fact that Ganymed is releasing rental space and premises to Unimedizin and Unimedizin is in turn directly handing these over to the Sublessee, the Contracting Parties agree that the rental space and premises shall be directly handed over to the Sublessee by Ganymed. The Sublessee shall draw up a handover report with Ganymed in this respect. The areas and premises rented to the Sublessee shall be listed in the handover report and any established defects shall be documented in the said report. For the handover of the premises, as well as the drafting of the handover report, either a representative of Unimedizin or, in consultation with Unimedizin, a representative of SANIPharma GmbH (owner of the rental property), shall be involved.

The Sublessee shall verify the defects in the rental object in its current condition listed in the handover report of 05.06.2014 (this is appended to the 1st Additional Agreement as Appendix 2 and both Contracting Parties have a copy thereof) concerning the handover of the rental object from Unimedizin to the Sublessee (Biontech) upon the handover of the relevant rental space and premises to the Sublessee (Biontech) and shall document them in the report correspondingly.

The handover report shall be appended to this 2nd Additional Agreement as Appendix 3 following the handover date.

Unimedizin shall include a provision corresponding to the above in the additional agreement or supplementary agreement between it and Ganymed.

4.	Apart from the above, the provisions of the Sublease and the 1st Additional Agreement shall remain unchanged.

Appendices:

Appendix 1: Area Overview (following amendment of May 2015)

Appendix 2: Area Overview (grouped utilisation units ID) (following amendment of May 2015)

Appendix 3: Handover Report (to be provided later after handover date).

- Signature page follows -

Mainz, June 8, 2015	Mainz, 11.06.15

Sublessee:		Unimedizin:

BioNTech AG		Universitätsmedizin
Mainz		of Johannes Gutenberg-Universität Mainz
- Public Corporation –

[signature]		[signature]
Name: [***]	Name:	[***]
Title: Managing Director, CFO		Title. Director service centre purchasing and
logistics

[signature]
Name: [***]
Title: Director department central services

Approved by the owner of the property and building, SANIPharma GmbH, Haidgraben 5, 85521 Ottobrunn:

Mainz

~~Ottobrunn~~, 02.06.2015

P.p. [signature]

[***]     [illegible]

Managing Director

…

Building “An der Goldgrube 12, Mainz”	Area Overview (following amendment of May 2015)	by Dirk Brinkhus (Ganymed)

[***]

Analysis Overview Areas NEW	1 / 1

BILINGUAL KEY ST PAGE 7
DE	EN
Berechnung der Mietkosten mit gerundeten Flächenangaben	Calculation of the rent costs with rounded surface area information
Angaben Mietvertrag	Lease information
Nutzungseinheitnen	Utilisation units
Kosten/QM	Costs/m2
Summe von Fläche	Total surface area
Summe von Fläche Ganymed	Total surface area Ganymed
Summe von Summe Kosten Ganymed	Total of total costs Ganymed
Summe von Fläche BioNTech (QM)	Total surface area BioNTech (m2)
Summe von Summe Kosten BioNTech	Total of total costs BioNTech
Büroflächen	Office spaces
Ergebnis	Result
Labor Gemeinschaftlich	Laboratory shared
Laborflächen	Laboratory spaces
Speziallabor Tiere	Special laboratory animals
Archiv und Lagerflächen	Filing room and storage spaces
Archiv und Lagerflächen Gemeinsam	Filing room and storage spaces shared
Tierstallflächen	Stable spaces

Konferenzräume	Conference rooms

Gemeinschaftl. Mietflächen bzw. Verkehrsflä[chen]	Shared rental surface area and circulation areas

Gesamtergebnis	Total result

zzgl. Parkplätze	Plus parking spaces

Zwischensumme	Subtotal

zzgl.1% Zuschlag	Plus 1% surcharge

Monatsmiete Gesamt (nach Flächenänderung)	Monthly rent total (after area variation)

Stellplätze	Parking spaces

Building “An der Goldgrube 12, Mainz”	Area Overview (grouped utilisation units ID)	by Dirk Brinkhus (Ganymed)
(following amendment of May 2015)

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Analysis surfaces NEW grouped	1 / 9

Building “An der Goldgrube 12, Mainz”	Area Overview (grouped utilisation units ID)	by Dirk Brinkhus (Ganymed)
(following amendment of May 2015)

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Analysis surfaces NEW Grouped	2 / 9

Building “An der Goldgrube 12, Mainz”	Area Overview (grouped utilisation units ID)	by Dirk Brinkhus (Ganymed)
(following amendment of May 2015)

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Analysis surfaces NEW Grouped	3 / 9

Building “An der Goldgrube 12, Mainz”	Area Overview (grouped utilisation units ID)	by Dirk Brinkhus (Ganymed)
(following amendment of May 2015)

[***]

Analysis surfaces NEW Grouped	4 / 9

Building “An der Goldgrube 12, Mainz”	Area Overview (grouped utilisation units ID)	by Dirk Brinkhus (Ganymed)
(following amendment of May 2015)

[***]

Analysis surfaces NEW Grouped	5 / 9

Building “An der Goldgrube 12, Mainz”	Area Overview (grouped utilisation units ID)	by Dirk Brinkhus (Ganymed)
(following amendment of May 2015)

[***]

Analysis surfaces NEW Grouped	6 / 9

Building “An der Goldgrube 12, Mainz”	Area Overview (grouped utilisation units ID)	by Dirk Brinkhus (Ganymed)
(following amendment of May 2015)

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Analysis surfaces NEW Grouped	7 / 9

Building “An der Goldgrube 12, Mainz”	Area Overview (grouped utilisation units ID)	by Dirk Brinkhus (Ganymed)
(following amendment of May 2015)

[***]

Analysis surfaces NEW Grouped	8 / 9

Building “An der Goldgrube 12, Mainz”	Area Overview (grouped utilisation units ID)	by Dirk Brinkhus (Ganymed)
(following amendment of May 2015)

[***]

Analysis surfaces NEW Grouped	9 / 9